8928-05/06

Global Deposits and Payments

We welcome your business

Allow us to show you how

At CIBC, we offer Small Business a choice of three business accounts

1. CIBC Business Operating Account TM

2. CIBC Business Interest Account®

3. CIBC US Dollar Current Account

A CIBC Business Operating Account is a Canadian dollar account designed to meet the day-to-day banking needs of businesses. CIBC business customers can use the account to conduct all of their basic business banking through their home branch or assigned wallet depository facility.

Small business customers who want the convenience of banking 24 hours a day, 7 days a week can access their CIBC Business Operating account through Telephone and Online banking at no extra charge. They can select any of the flat fee packages available for a fixed monthly fee or choose Pay As You Go. Additional options for accessing CIBC bank machines, Interac* Direct Payment or wallet depository services are available for an additional service fee. These additional options can be applied to either the Pay As You Go or Flat fee packages.

A CIBC Business Interest Account (CBIA) is a tiered investment savings account for non-personal clients. It is available in Canadian dollars only. A Small Business customer may transfer surplus funds from an operating account into the CBIA to take advantage of the higher interest rates available.

A U.S. Dollar Current Account is an operating account that is designed to meet your U.S. business needs and is accessible at your home branch. Small Business customers can access CIBC bank machines, Online and Telephone Banking to obtain U.S. account balance(s) and item inquiries.

TM Trade-mark of CIBC

® Registered trade-mark of CIBC

* Trade-mark of Interac Inc. CIBC authorized user of the trade-mark.

Small Business Overdraft

Would you like the security of knowing that you have funds available to cover items such as supplier cheques, (up to your qualified overdraft limit)? With a business account, you can apply for a Small Business Overdraft of up to $10,000, which can provide you with quick access to cash for a minimal monthly charge.

Business Cheques

With your business account, you will receive an initial supply of cheques. Additional cheques can be ordered through your CIBC Representative.

Business Credit Card

A CIBC business credit card works to simplify and manage your daily company expenses. Ask your CIBC Representative for more details.

Selecting the right account for your business needs is important and CIBC makes it easy to choose what’s best for you.

Ready to apply for your business account? Turn the page to get started.

Your CIBC Representative
Name
Telephone Number
Fax Number

CIBC Representative to complete or attach a business card

"

For Bank Use Only

Business Name	Today’s date
Telephone Number	Contact Name
Referred by	Date to Contact Client
Transit Number

8928-05/06

How to Apply for Your Business Account

At CIBC we are committed to serving your business needs.

Step 1

Please take a few moments to complete the Small Business Account Application and Agreement.  Section 8 will be completed in your next branch visit.

We’ll save you time by setting up your account number, starter cheques and Convenience Cards (if requested) in advance..

•

We ask for information about your principal(s). A Principal is a person with an equity (ownership) interest in your business.  You are only required to provide the details of Principals with 10% or more equity ownership.

•

For Partnerships, Corporations, and Unincorporated Associations, we ask you to provide the names and titles (if applicable) of Signing Officers or authorized signatories who will demonstrate Signing Authority on behalf of the Business.

An individual with signing authority is authorized by the company to perform certain functions such as withdrawals, transfers and payments on behalf of the company.

Signing Officers of Unincorporated Associations are asked to provide their title along with their current occupation in Section 2.

Step 2

Fax or return the application and your business name registration to your CIBC Representative.

Step 3

Come see us.

We’ll review your fax and call you for an appointment (or call us to suggest a time).  Please bring with you the items listed below.  We need these items to identify you, for security, and to comply with Canadian law.

When you visit us:

•

All Principals and any persons to sign on the account are required to attend with two pieces of original personal identification (include one with photo).

Please bring the following:

•

The original application

For sole proprietors using a business name (not incorporated, nor a partnership):

•

Your original business name registration

For partnerships

•

Your original partnership registration (or partnership agreement where provincial law does not require registration)

For corporations

•

Your original articles of incorporation or certificate of incorporation

•

Most recent filing with your incorporating jurisdiction, listing your directors

•

Trade Name Registration, if applicable

If your corporation has been in existence for more than one year, you are also required to provide one of the following documents.  The document must have been issued within the past year:

•

Certificate of Corporate Status

•

Certificate of Existence

•

Company’s Annual Report for past fiscal year

•

Company’s most recent Notice of Assessment

•

Current business license or vendor permits

•

Current health or safety certificates

•

Current Liquor license

For unincorporated associations

•

Your association’s original constitution and by-laws

Your CIBC Representative may ask you to bring additional items.

8928-05/06

Small Business Account Application and Agreement

	Transit	Date
Branch Information (Branch Use Only)

00600	March 1, 2007		Branch Location (Address)
City	Province	Postal Code	1427 Kingaway
Vancouver	BC	V5N 2R6

1. About Your Business

Business Legal Name (referred to below as "you" or "the Business")
Duke Mountain Resources, Inc.

Business Structure (e.g. Sole Proprietor, Corporation, etc.)
Corporation

Number of Owners/Partners	Number of Employees		BN – Federal Business Number (if applicable)
1	Full-Time 1	Part-Time 0	N/A

Trade Name (if different from Business Legal Name)
Same

Business Address	City	Province	Postal Code
1990 Tolmie Street	Vancouer	BC	V6R 4C2

Business Telephone Number	Business Fax Number
778-329-2200	604-228-0820

Nature of Business (please be specific, e.g. Pet Food Retailer)
Reource Exploration

Business Start-up Date (mmm/dd/yyyy)	Fiscal Year End (mmm/dd)	Most Recent Annual Gross Sales/Revenue
May 3, 2006	December 31	$ 0

2. About the Principal(s) of the Business You are only required to provide the details of Principals with 10% or more equity ownership.

First Principal

First Name	Last Name	Title (if applicable)
Herdev	Rayat	President & CEO

Date of Birth (mmm/dd/yyyy)	Owned Business Since (mmm/dd/yyyy)	Percentage of Equity Ownership	Home Telephone Number
October 6, 1957	May 3, 2006	86%	N/A

Home Address	City	Province	Postal Code
1990 Tolmie Street	Vancouver	BC	V6R 4C2
Record two pieces of identification (e.g. Driver's License, Passport.) Include one photo I.D.
1. BC drivers licence Number on file

2. Major ATM card Number on file

Second Principal

First Name	Last Name	Title (if applicable)
Greg	Thomson	Director

Date of Birth (mmm/dd/yyyy)	Owned Business Since (mmm/dd/yyyy)	Percentage of Equity Ownership	Home Telephone Number
	September 15, 2006	0%	604-530-5834

Home Address	City	Province	Postal Code
40-21928 48th Avenue	Langley	BC	V3A 8H1
Record two pieces of identification (e.g. Driver's License, Passport.) Include one photo I.D.
1. BC drivers licence Number on file

2. Major bank card Number on file

Third Principal

First Name	Last Name	Title (if applicable)
N/A

Date of Birth (mmm/dd/yyyy)	Owned Business Since (mmm/dd/yyyy)	Percentage of Equity Ownership	Home Telephone Number
%

Home Address	City	Province	Postal Code

Record two pieces of identification (e.g. Driver's License, Passport.) Include one photo I.D.
1. Number Place of Issuance

2. Type Number Place of Issuance

8928-05/06

Small Business Account Application and Agreement

For Partnerships

List the names of the authorized signatories who will exercise signing authority for the Business:

First Name	Last Name	Title (if applicable)

N/A
First Name	Last Name	Title (if applicable)

First Name	Last Name	Title (if applicable)

How many signatures are required to transact on the account(s)?        (eg. 1, 2, etc.)

4. For Corporations and Unincorporated Associations			Officer	Signing Officer	Director

List the names and titles of the officers and directors of the Business, and the signing officers who will exercise signing authority for the Business. Select all choices that apply for each individual. The Business acknowledges and confirms that its banking resolution will designate signing officers by title only and not by name.

First Name	Last Name	Title (if applicable, e.g. President)
Herdev	Rayat	President & CEO

Greg	Thomson	Director

How many signatures are required to transact on the account(s)? 2 (eg. 1, 2, etc.)

For Corporations Only

Corporation Number	Jurisdiction of Incorporation (as applicable)	Name of Jurisdiction (e.g. New Brunswick)
3321420067	Provincial State Federal	Nevada, USA

5. CIBC Small Business Credit
Do you wish to apply for a Small Business Overdraft? Yes
Do you wish to apply for a Small Business Loan/Line of Credit? Yes

6. Certification and Consent of Principals and the Business

Each of the undersigned certifies both personally and on behalf of the Business that he and/or she is a principal of the Business and that the information contained in this Small Business Account Application and Agreement is complete and accurate in all respects.  Each of the undersigned acknowledges and consents both personally and on behalf of the Business to the following:

CIBC may collect Information (as defined below) during the course of your relationship with CIBC from credit bureaus, other financial institutions, and references you provide CIBC. CIBC may also disclose Information to credit bureaus and financial institutions.  (The word “Information” means financial and financially-related information about you, in a business or personal capacity, including information to identify you or qualify you and/or the Business for products and services, or information that CIBC needs for regulatory requirements.)  CIBC may use Information to identify you, protect you and CIBC both from fraud and error, understand your needs and eligibility for services, recommend particular products and services to meet your needs, provide ongoing service, and comply with legal and regulatory requirements. This is explained in the CIBC privacy brochure, Your Privacy Is Protected, available at any branch or www.cibc.com, which describes how the CIBC group collects, uses, discloses, and retains information about you and the products and services you use.

Specific Consents.

a)

Direct Marketing. CIBC may tell you about products and services through direct mail, telephone, and other direct means.

b)

Disclosure within the CIBC group. CIBC may share Information within the CIBC group so that the CIBC group may tell you about products and services.

If you don’t wish to consent to (a) or (b), you can contact CIBC at 1 800 465-CIBC (2422) at any time. You will not be refused credit or other services just because you withdraw your consent to (a) or (b).  The CIBC group includes CIBC and its subsidiaries that currently offer deposits, loans, mutual funds, securities trading, mortgages, trust and insurance services.

Quebec residents only. It is the express wish of the parties that this document and any related documents be drawn up in English. Les parties aux présentes ont expressément demandé que ce document et tous les documents s'y rattachant soient rédigés en anglais.

March 1, 2007
Date	Signature of First Principal	Signature of Second Principal	Signature of Third Principal

8928-05/06

Small Business Account Application and Agreement

Request for Account(s) (for more information, visit www.cibc.com or contact your CIBC Small Business Representatives.)

Complete the following section for each account you are applying for.

*Account Types (Indicate the account type, using A, B, C, or D, for each account requested below)

A	CIBC Business Operating Account™	C	CIBC Business Interest Account® (CBIA)
B	U.S. Dollar Current Account	D	CIBC Business Operating Account™ with additional option (additional option includes: bank machine access, Interac† Direct Payment access and wallet depository service.)

a)

Request for Account

	Account Type*	For Bank Use Only Account Number
Is the account to be used on behalf of or for another party?

Yes No	Bt	02-58814

Mailing Address (if different from Business Address)	City	Province	Postal Code
1990 Tolmie Street	Vancouver	BC	V6R 4C2

Estimated Average Deposit	Frequency of Deposits (Select one which applies)	Usual Type of Deposits (Select all that apply)
$ 400,000	Daily Weekly Monthly	Cash Cheque Other

b)

Request for Account

	Account Type*	For Bank Use Only Account Number
Is the account to be used on behalf of or for another party? Yes No

Mailing Address (if different from Business Address)	City	Province	Postal Code

Estimated Average Deposit	Frequency of Deposits (Select one which applies)	Usual Type of Deposits (Select all that apply)
$	Daily Weekly Monthly	Cash Cheque Other

8. Agreement and Consent – Complete the following section in the presence of a CIBC employee.

In consideration of Canadian Imperial Bank of Commerce ("CIBC") dealing or continuing to deal with you in connection with your banking business with CIBC, you agree with CIBC as set out in this Agreement.

You acknowledge receipt of the CIBC Brochure "Business Account Operating Terms and Agreements"* (*Version_____) and having read and understood it, and you agree to be bound by the Business Banking Agreement in it and any amendments to or replacements of such agreement made by CIBC from time to time.  You also acknowledge having received a copy of CIBC's current service fees disclosure brochure and having read and understood it, and you agree to be bound by the terms of such brochure and any changes to or replacements of it made by CIBC from time to time.

If you do not make arrangements with CIBC regarding overdrafts the following applies in addition to the Business Banking Agreement: CIBC may if it wishes allow an overdraft in your account.  You agree to pay the overdraft amount immediately on CIBC's demand plus interest on the overdraft amount at the rate and in the manner specified in CIBC's current business account service fees disclosure brochure as revised from time to time. You acknowledge Section 6 of this Small Business Account Application and Agreement applies to you as well as the Principals personally and you hereby confirm your consent to the provisions of such section.

 Schedule 1 containing additional information in respect of this Account Application and Agreement is attached and consists of three pages.
(check the box if applicable)

Quebec residents only. It is the express wish of the parties that this document and any related documents be drawn up in English. Les parties aux présentes ont expressément demandé que document et tous les documents s'y rattachant soient rédigés en anglais.

First Name	Last Name	Title (if applicable)
Herdev	Rayat	President & CEO
March 1, 2007
Date	Signature of Authorized Signing Authority

First Name	Last Name	Title (if applicable)
Greg	Thomson	Director
March 19, 2007
Date	Signature of Authorized Signing Authority

First Name	Last Name	Title (if applicable)

Date	Signature of Authorized Signing Authority

Authorized Branch Officer

First Name	Last Name

Date	Branch Authorized Signature

®Registered Trademark of CIBC
™Trademark of CIBC
†Trademark of Interac Inc./CIBC is an authorized user of the trademark